Exhibit (a)(1)(A)

LETTER OF ELECTION AND TRANSMITTAL

Offer by HT Acquisition, Inc.

to Exchange Each Outstanding Share of Common Stock

of

ENDOCARE, INC.

Please read and follow the accompanying instructions carefully and deliver to:

By Mail or Overnight Courier: American Stock Transfer & Trust Company LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company LLC Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

For confirmation only: call the Exchange Agent (toll-free) at 1-877-248-6417

Pursuant to the Offer to Exchange dated June 17, 2009

for

$1.35 in Cash

or

0.7764 of a Share of Common Stock of HealthTronics, Inc.

subject in each case, to adjustment and proration as described in the Prospectus/Offer to Exchange and this Letter of Election and Transmittal.

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 21, 2009, UNLESS EXTENDED.

DESCRIPTION OF SHARE(S) ENCLOSED[1]
Name(s) and Address(es) of Certificate Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s) for Endocare Share(s))	Shares Tendered[2] (Attach additional list if necessary)
	Certificate Number(s)	Total Number of Shares Represented by Share Certificate(s)

Total Shares:

[1]	Need not be completed by stockholders tendering by book-entry transfer.
[2]	Unless otherwise indicated, it will be assumed that all Endocare Shares represented by any Share Certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

Delivery of this Letter of Election and Transmittal to an address other than as set forth above will not constitute a valid delivery.

The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus/Offer to Exchange dated June 17, 2009 (as may be amended or supplemented from time to time, the “Prospectus”). Endocare, Inc. (“Endocare”) stockholders must sign this Letter of Election and Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute Form W-9 set forth herein or applicable Form W-8, as applicable.

This Letter of Election and Transmittal is to be used for the tender of shares of Endocare common stock, par value $0.001 per share (the “Endocare Shares”). Tendering Endocare stockholders may use this form if certificates representing Endocare Shares (“Share Certificates”) are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of Endocare Shares is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the “Exchange Agent”) at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.”

Holders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Endocare Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders for exchange the Endocare Shares described in the box entitled “Description of Endocare Shares Tendered” above pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus. Such tenders are subject to the Tender Offer Elections specified below, or if no Tender Offer Election is specified, will be deemed tendered with no election. See “The Offer—Elections and Proration—Consequences of Tendering with No Election” in the Prospectus.

TENDER OFFER ELECTION

(See Instruction 13)

☐	CHECK HERE TO ELECT TO RECEIVE CASH FOR ALL ENDOCARE SHARES TENDERED, SUBJECT TO PRORATION.

☐	CHECK HERE TO ELECT TO RECEIVE SHARES OF COMMON STOCK OF HEALTHTRONICS FOR ALL ENDOCARE SHARES TENDERED, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES.

☐	CHECK HERE TO EXCHANGE SOME ENDOCARE SHARES FOR CASH AND THE REMAINDER FOR SHARES OF HEALTHTRONICS COMMON STOCK, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN RESPECT OF FRACTIONAL SHARES:

Number of Endocare Shares Tendered for Cash:†

† All remaining Endocare Shares tendered will be exchanged for shares of HealthTronics common stock.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED ENDOCARE SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ENDOCARE SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER ENDOCARE SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ENDOCARE SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND PROVIDE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL

MUST BE SIGNED ON PAGE 8 BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to HT Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly-owned subsidiary of HealthTronics, Inc., a Georgia corporation (“HealthTronics”), the above-described shares of common stock, par value $0.001 par value per share (the “Endocare Shares”) of Endocare, Inc., a Delaware corporation (“Endocare”), pursuant to Offeror’s offer to exchange for each outstanding Endocare Share validly tendered and not properly withdrawn in the Offer (as defined below), at the election of the holder of such Endocare Share:

•	$1.35 in cash, without interest (the “Cash Consideration”), or

•	0.7764 of a share of HealthTronics common stock (the “Stock Consideration”),

upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange, dated June 17, 2009 (as may be amended or supplemented from time to time, the “Prospectus”) and in this Letter of Election and Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). In certain limited circumstances described in the Prospectus, the Cash Consideration may increase by up to $0.15 per Endocare Share and the Stock Consideration may increase by up to 0.0911 per Endocare Share. Receipt of the Letter of Election and Transmittal and Prospectus is hereby acknowledged.

The undersigned elects to have his, her or its Endocare Shares purchased or exchanged pursuant to one or more of the following options, as indicated in the “Tender Offer Election” box above:

•	the undersigned elects to exchange each of his, her or its tendered Endocare Shares for cash, subject to proration as described below and in the Prospectus;

•

the undersigned elects to exchange each of his, her or its tendered Endocare Shares for shares of HealthTronics common stock, subject to proration and the payment of cash in respect of fractional shares as described below and in the Prospectus; or

•

the undersigned elects to exchange some of his, her or its tendered Endocare Shares for cash and elects to exchange the remainder of his, her or its Endocare Shares for shares of HealthTronics common stock, subject to proration and the payment of cash in respect of fractional shares as described below and in the Prospectus.

If the undersigned fails to properly make a tender offer election, the undersigned will be deemed to have tendered his, her or its Endocare Shares with no election. See “The Offer—Elections and Proration—Consequences of Tendering with No Election” in the Prospectus.

The aggregate cash or stock consideration that the undersigned may receive in the Offer is subject to the following limitations:

•

the maximum amount of cash payable in the Offer is $1.35 (subject to increase in certain limited circumstances) multiplied by 50% of the aggregate Endocare Shares tendered in the Offer. Thus, up to 50% of Endocare Shares tendered in the Offer will be exchanged for cash;

•

the maximum number of shares of HealthTronics common stock payable in the Offer is 0.7764 (subject to increase in certain limited circumstances) multiplied by 75% of the total Endocare Shares tendered in the Offer. Thus, up to 75% of Endocare Shares tendered in the Offer will be exchanged for HealthTronics common stock. In no event will the number of shares of HealthTronics common stock to be paid exceed 19.9% of HealthTronics common stock at the time of closing the Offer.

Therefore, elections will be subject to proration if holders of Endocare Shares, in the aggregate, elect to receive more than the maximum amount of consideration to be paid in the form of cash or HealthTronics common stock, as the case may be.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Endocare Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Endocare Shares that are being tendered hereby (and any and all Endocare Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Endocare Shares on or after June 7, 2009 (collectively, a “Distribution”)) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Endocare Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Endocare Shares (“Share Certificates”) (and any Distribution), or transfer ownership of such Endocare Shares (and any Distribution), including those on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such Endocare Shares (and any Distribution) for transfer on the books of Endocare, and (iii) receive all benefits and otherwise exercise all rights of ownership, beneficial or otherwise, of such Endocare Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Endocare Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims and such Endocare Shares (and any Distribution) will not be transferred to Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Endocare Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

Tender of Endocare Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer, including the undersigned’s representation that the undersigned owns the Endocare Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Offeror may not be required to accept for exchange any of the Endocare Shares tendered hereby.

The delivery and surrender of Endocare Shares tendered by the undersigned is not effective, and the risk of loss of Endocare Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of Endocare Shares, together with all accompanying evidences of authority in form satisfactory to Offeror and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Endocare Shares will be determined by Offeror in its sole discretion and such determination shall be final and binding upon all tendering Endocare stockholders. No tender of Endocare Shares is valid until all defects and irregularities in tenders of Endocare Shares have been cured or waived and none of Offeror, HealthTronics or the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any Endocare Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the shares of HealthTronics common stock and/or a check for cash (including any cash in lieu of fractional shares of HealthTronics common stock), and the return of any Endocare Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of Endocare Shares tendered by book-entry transfer, by credit to the applicable account at DTC designated above as tendering such shares). The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Endocare Shares from the name of the registered holder(s) thereof if Offeror does not accept for exchange any of the Endocare Shares so tendered.

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that the shares of HealthTronics common stock and/or a check for cash (including any cash paid with respect to fractional shares of HealthTronics common stock) and any Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in “Description of Endocare Shares Tendered.”

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if any shares of HealthTronics common stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for Endocare Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:    ☐  Check    ☐  Certificates to:

Name:

(Please Print)

Address:

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if any shares of HealthTronics common stock and/or any check for cash payable in the Offer (less any amounts required to be withheld for taxes) or certificates for Endocare Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned.

Send:    ☐  Check    ☐  Certificates to:

Name:

(Please Print)

Address:

(Taxpayer Identification No.)

IMPORTANT—SIGN HERE (Complete Substitute Form W-9 Included Below)

Signature(s) of Owner(s)

Name(s):

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

SIGNATURE GUARANTEE(S) (If required see Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s):

Name:

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (“IRS”) Payer’s Request for TIN and Certification	Name:

Please check the appropriate box indicating your status:

☐  Individual/Sole proprietor    ☐  Corporation ☐  Partnership    ☐  Limited liability company.

Enter the tax classification (D = disregarded entity, C = corporation, P = partnership)

☐  Other

☐ Exempt payee
Address (number, street, and apt. or suite no.):
City, state and ZIP code:
Part I TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. The TIN provided must match the name given on Line 1 to avoid backup withholding. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.		Social Security Number OR Employer Identification Number

Part II Certification Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding due to failure to report interest and dividend income, and

(3)    I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person:	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN

ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I will be subject to backup withholding on payments other than interest, dividends and certain payments relating to readily tradable instruments and that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.
Sign Here	Signature of U.S. person:	Date

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Signature Guarantees. Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the Endocare Shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Endocare Shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal or (ii) if such Endocare Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Election and Transmittal and Shares Certificates; Book-Entry Confirmation; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered Endocare Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Endocare Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof) or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the expiration date (as defined in the Prospectus). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on July 21, 2009, unless extended from time to time by Offeror in accordance with the terms of the Offer, (the “Expiration Date”), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Endocare Shares pursuant to the guaranteed delivery procedure described in the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Exchange Agent prior to the Expiration Date; and (c) Share Certificates for all Endocare Shares (or a confirmation of a book-entry transfer of such shares into the exchange agent’s account at DTC as described above), in proper form for transfer, together with a properly completed and duly executed Letter of Election and Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and all other documents required by the Letter of Election and Transmittal are received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”

The method of delivery of Endocare Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the tendering Endocare stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If Share Certificates are sent by mail, we recommend sending by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased or issued. By executing this Letter of Election and Transmittal, the tendering Endocare stockholder waives any right to receive any notice of the acceptance for payment of the Endocare Shares.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Endocare Shares evidenced by such Share Certificates and the number of Endocare Shares tendered, and the

Tender Offer Elections applicable to such tendered Endocare Shares, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Endocare Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Endocare Shares which are to be tendered in the box entitled “Description of Endocare Shares Tendered.” In such case, a new certificate for the remainder of the Endocare Shares represented by the old certificate will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Endocare Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the Endocare Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the Endocare Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

If any of the Endocare Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of Share Certificates.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the Endocare Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the Offer consideration is to be made, or Endocare Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the Endocare Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Endocare Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Election and Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes. Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Endocare Shares to it or its order pursuant to the Offer. If, however, payment of the Offer consideration is to be made to, or Endocare Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Endocare Shares to Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Issuance and Delivery Instructions. If certificates for shares of HealthTronics common stock and/or a check for cash (including cash with respect to fractional shares of HealthTronics common stock), or any

Share Certificates for Endocare Shares not tendered or not accepted for payment, are to be returned in the name of a person other than the person(s) signing this Letter of Election and Transmittal, or are to be mailed to someone other than the person(s) signing this Letter of Election and Transmittal, or are to be returned to the person(s) signing this Letter of Election and Transmittal at an address other than that shown above, then in each such case, the appropriate “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Letter of Election and Transmittal should be completed.

8. Substitute Form W-9. Under U.S. federal income tax law, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder (other than exempt holders that are subject to the rules discussed below) must provide the Exchange Agent with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and reportable payments made to the stockholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Endocare Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A stockholder who does not have a taxpayer identification number should check the “Awaiting TIN” box in Part II of the Substitute Form W-9 if the holder has applied for a TIN or intends to apply for a TIN in the near future. If this box is checked, 28% of all reportable payments made to the holder pursuant to the Offer will be withheld if a TIN is not provided at the time of the payment pursuant to the Offer.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request.

Failure to complete the Substitute Form W-9 or, as applicable, the applicable Form W-8, will not, by itself, cause Endocare Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any Offer consideration. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the Substitute Form W-9 or applicable Form W-8 may result in backup withholding of a portion of the consideration payable pursuant to the Offer. Please review the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional details.

9. Mutilated, Lost, Stolen or Destroyed Share Certificates. Holders of Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Election and Transmittal and check the appropriate box above and (ii) contact D.F. King, the Information Agent immediately by calling (800) 769-4414. The Information Agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed Share Certificates. The holder may also be required to give Endocare a bond as indemnity against any claim that may be made against it with respect to the Share Certificates alleged to have been mutilated, lost, stolen, or destroyed. This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed. There can be no assurances that such mutilated, lost, stolen or destroyed Share Certificates will be replaced prior to the expiration date of the Offer.

10. Waiver of Conditions. To the extent permitted by applicable law, the conditions of the Offer may be waived, except for those specified in the Prospectus as not subject to waiver, in whole or in part, by Offeror, in its sole discretion, at any time and from time to time. To the extent that Offeror waives any condition to the Offer, it will waive such condition as to all Endocare Shares.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter of Election and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth on the back cover of this Letter of Election and Trasnmittal. Holders of Endocare Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12. Withdrawal of Tenders. A tender of Endocare Shares may be withdrawn at any time prior to the expiration date for the Offer by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal providing the information set forth in the Prospectus. Notices of withdrawal must be received by the Exchange Agent prior to the expiration date.

13. Election Procedure; Revocation or Change of Election. The “Tender Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the Endocare Shares being tendered hereby. Please note that, as described in the Prospectus, there is a limit on the amount of cash and number of shares of HealthTronics common stock available pursuant to the Offer and if Endocare stockholders request more than these maximum amounts, proration will occur. If an election is not properly made, the tendering stockholder will be deemed to have been tendered without an election, and the tendered Endocare Shares will be treated as described in “The Offer-Elections and Proration-Consequences of Tendering with No Election” in the Prospectus.

Tender offer elections (whether actual or deemed) are irrevocable, except that Endocare Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration date. After an effective withdrawal, Endocare Shares may be retendered with another election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required by the Offer for properly tendering Endocare Shares) prior to the expiration date of the Offer.

14. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Endocare Shares and any notice of withdrawal will be determined by Offeror in its sole discretion, and Offeror’s determinations shall be final and binding. Offeror reserves the absolute right, subject to applicable law, to reject any and all tenders of Endocare Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Offeror’s counsel, be unlawful. Offeror also reserves the absolute right, subject to applicable law, to waive certain conditions to the Offer described in the Prospectus under the section titled “The Offer—Conditions of the Offer,” or any defect or irregularity in the tender of any Endocare Shares. No tender of Endocare Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Offeror, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Endocare Shares and none of them will incur any liability for failure to give any such notice. Offeror’s interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding.

If the making of the Offer would not be in compliance with the laws of any jurisdiction the Offer will not be made to the registered holders resident in such jurisdiction.

Important: This Letter of Election and Transmittal (or a manually signed facsimile thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the Exchange Agent prior to the expiration date and either Share Certificates for tendered Endocare Shares must be received by the Exchange Agent or Endocare Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

The Exchange Agent for the Offer is:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

(877) 248-6417 or (718) 921-8317

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Please Call Toll-Free: (800) 769-4414